Exhibit 10.21
AMENDMENT NUMBER FOUR
TO THE
UPS 401(K) SAVINGS PLAN

    WHEREAS, United Parcel Service of America, Inc. (the “Company”) and its affiliated corporations maintain the UPS 401(k) Savings Plan (the “Plan”), as amended and restated effective as of January 1, 2023;

    WHEREAS, the Board of Directors of the Company reserved the right in Section 14.1 of the Plan to amend, modify or change the Plan from time to time; and

    WHEREAS, this amendment to the Plan is adopted to comply with certain statutory requirements and implement Plan design changes regarding newly hired or re-hired participants on or after January 1, 2025 and require participants to meet certain employment requirements to be eligible for employer contributions.

    NOW THEREFORE, pursuant to the authority vested in the Board of Directors of United Parcel Service of America, Inc. by Section 14.1 of the UPS 401(k) Savings Plan, such plan is hereby amended, effective as of the dates set forth below as follows:

1. Effective January 1, 2025, the PURPOSE section of the Plan is hereby amended by adding the following two new paragraphs at the end to read as follows:

Effective April 4, 2025, Participants may not purchase any additional shares in the UPS Stock Fund.

2. Effective January 1, 2025, Plan Section 3.1(b)(1)(i) is amended by adding the following new sentence at the very end of such Section to read as follows:

For Participants with an Employment Commencement Date, Reemployment Commencement Date, or a transfer from ineligible to Eligible Employee status, on or after January 1, 2025, the Default Enrollment Percentage shall be 3% of Eligible Compensation.

3. Effective January 1, 2025, Plan Section 4.1(a) is amended by adding a new second sentence immediately following the first sentence in the first paragraph to read as follows:

Notwithstanding the foregoing, effective January 1, 2025, no SavingsPLUS Contribution shall be made to any Participant who is not an Employee as of the last day of the Accounting Period.

4. Effective January 1, 2025, Plan Section 4.2(c) is amended by deleting the opening clause in its entirety and replacing it with a new clause to read as follows:

To be eligible to receive a UPS Retirement Contribution for a given Plan Year, the Participant must be an Employee as of the last day of any Plan Year beginning on or after January 1, 2025 and satisfy (i), (ii) and (iii) below (must satisfy only (ii) and (iii) for any Plan Year starting on or after January 1, 2023):

5. Effective January 1, 2025, Plan Section 4.2(c)(ii)(B) is amended by adding the following sentence to the end thereof:

Notwithstanding the preceding, for Plan Years beginning on or after January 1, 2025, a Participant who is not an Employee on the last day of the Plan Year shall not be eligible to receive any UPS Retirement Contribution for such Plan Year.

6. Effective January 1, 2025, Plan Section 4.3(c) is amended by deleting the opening clause in its entirety and replacing it with a new clause to read as follows:

To be eligible to receive a UPS Transition Contribution for a given Plan Year, the Participant must be an Employee as of the last day of any Plan Year beginning on or after January 1, 2025 and satisfy (i) through (iii) below:

7. Effective January 1, 2025, Plan Section 4.3(c)(ii) is amended by adding the following sentence to the end thereof:

Notwithstanding the preceding, for Plan Years beginning on or after January 1, 2025, a Participant who is not an Employee on the last day of the Plan Year shall not be eligible to receive any UPS Transition Contribution for such Plan Year.

8. Effective January 1, 2025, Plan Section 7.1(a) is amended by adding the text “(available for contributions made prior to April 4, 2025)” immediately following “UPS Stock” in the first sentence thereof.

9. Effective January 1, 2025, Plan Section 7.1 is amended by adding a new subsection (c) to read as follows:

(c)     Notwithstanding anything to the contrary in this Plan, effective April 4, 2025, Participants shall not be able to purchase any additional shares in the UPS Stock Fund.

10. Effective January 1, 2025, Plan Section 7.7 is amended by adding the following new sentences at the end of such section to read as follows:

Effective April 4, 2025, the UPS Stock Fund will no longer be available as an Investment Option in the Plan for additional contributions, provided that contributions made on or before April 4, 2025 may remain invested in the UPS Stock Fund. Effective April 4, 2025, the UPS Stock Fund may grow due to investment earnings and dividends, provided that no additional funds may be contributed to the UPS Stock Fund.

11. Effective January 1, 2025, Plan Section 7.9 is amended by adding a new sentence at the end of such section to read as follows:

Effective April 4, 2025, there shall be no new purchases of UPS Stock in the Plan.

12. Effective January 1, 2025, Plan Section 8.1(a) is amended by adding the text “and SavingsPLUS Account (as described in Section 8.1(b))” at the end of the first sentence.

13. Effective January 1, 2025, Plan Section 8.1(a) is amended by adding the following new sentence at the very end of such Section to read as follows:

Each Participant with an Employment Commencement Date or Reemployment Commencement Date on or after January 1, 2025 shall become vested pursuant to the requirements in Section 8.1(b) with respect to his or her SavingsPLUS Account.

14. Effective January 1, 2025, Plan Section 8.1(b) is amended by adding the following new sentence at the very end of such Section to read as follows:

Each Participant with an Employment Commencement Date or Reemployment Commencement Date on or after January 1, 2025 shall be fully vested in his or her SavingsPLUS Account upon earning or being credited with three UPS Retirement Contribution Years of Service or, if earlier, the Participant’s attainment of age sixty-two (62).

15. Effective January 1, 2023, Sections 9.3(b) and 9.4 of the main Plan document, and Section 2.2(a) of Appendix 9.4 are amended by replacing “age 72 (age 70½, if the Participant was born before July 1, 1949)” with “the Applicable Age (as defined in Appendix 9.4).

16. Effective January 1, 2025, Appendix 4.2(B) is amended by adding a new sentence immediately following the table to read as follows:

Notwithstanding anything in this Appendix to the contrary, the UPS Retirement Contribution amount for each Participant with an Employment Commencement Date or Reemployment Commencement Date on or after January 1, 2025 shall be 3% of Eligible Compensation regardless of the number of his or her UPS Retirement Contribution Years of Service.

17. Effective January 1, 2023, a new Section 5.8 to Appendix 9.4 is added as follows:

    5.8    Applicable Age. The age described in Code § 401(a)(9)(C)(v).

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    IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc. based upon action taken by its Board of Directors has caused this Amendment Number Four to be adopted.

UNITED PARCEL SERVICE OF AMERICA, INC.
___________________________            ____________________________
Norman M. Brothers, Jr.                Brian Dykes
Director                        Director
___________________________            ____________________________
Date                            Date